UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2011

Energy XXI (Bermuda) Limited
(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM
1179, Hamilton HM EX, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 8, 2011, Energy XXI (Bermuda) Limited (the “Company”) held its 2011 Annual General Meeting of Shareholders (the “Annual Meeting”). As of the close of business on September 19, 2011, the record date for the Annual Meeting, 76,477,812 shares of the Company’s common shares, par value $0.005 per share (“Common Shares”), were issued and outstanding and entitled to vote at the Annual Meeting, of which 65,519,452 (approximately 86%) were present in person or by proxy. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 30, 2011 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

PROPOSAL NO. 1: ELECTION OF CLASS III DIRECTORS

The Company’s shareholders voted to re-elect each of the following persons as Class III directors to serve for a three-year term expiring at the 2014 Annual General Meeting of Shareholders or until their successors are duly elected and qualified. The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes

John D. Schiller, Jr.	54,867,204	1,388,173	9,264,075

William Colvin	55,561,740	693,637	9,264,075

PROPOSAL NO. 2: ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICERS’ COMPENSATION

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement. The non-binding voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes

50,192,307	5,832,436	230,634	9,264,075

PROPOSAL NO. 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON OUR NAMED EXECUTIVE OFFICERS’ COMPENSATION

The Company’s shareholders voted, on an advisory basis, on the frequency of future advisory votes on compensation of the Company’s Named Executive Officers. The non-binding voting results were as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes

30,948,662	546,183	24,517,800	242,732	9,264,075

In light of the results of the advisory vote on the frequency of future advisory votes on compensation of Named Executive Officers, and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined that the Company will hold advisory votes on compensation of Named Executive Officers every three years. Accordingly, the next non-binding shareholder advisory vote on the compensation of the Company's Named Executive Officers will be held at the Company’s 2014 Annual General Meeting of Shareholders, unless the Board otherwise determines that a different frequency for such advisory vote is in the best interest of the Company.

PROPOSAL NO. 4: APPROVAL OF AMENDMENT TO OUR MEMORANDUM OF ASSOCIATION AND BYE-LAWS TO INCREASE THE NUMBER OF AUTHORIZED PREFERENCE SHARES

The Company’s shareholders voted to approve the adoption of an amendment to the Company’s memorandum of association and bye-laws to increase the number of authorized preference shares the Company is authorized to issue from 2,500,000 to 7,500,000.  The Company currently expects to use the newly authorized preference shares for general corporate purposes. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes

33,519,111	22,467,528	268,738	9,264,075

PROPOSAL NO. 5: APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITORS’ REMUNERATION

The Company’s shareholders voted to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012 and authorized the Audit Committee of the Board to set the auditors’ remuneration for the fiscal year ending June 30, 2012.

The voting results were as follows:

Votes For	Votes Against	Abstain
62,394,059	115,791	3,009,602

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Altered Memorandum of Association of Energy XXI (Bermuda) Limited

3.2	Bye-Laws of Energy XXI (Bermuda) Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited
By:	/s/ David West Griffin
Name:	David West Griffin
Title:	Chief Financial Officer

Date: November 9, 2011

EXHIBIT INDEX

Exhibit Number	Description

3.1	Altered Memorandum of Association of Energy XXI (Bermuda) Limited

3.2	Bye-Laws of Energy XXI (Bermuda) Limited